JOINT FILING AGREEMENT

         This JOINT FILING AGREEMENT, dated as of February 14, 2007, is made by and between Drawbridge Special Opportunities Fund LP, Drawbridge Special Opportunities GP LLC, Fortress Principal Investment Holdings IV LLC, Drawbridge Special Opportunities Advisors LLC, FIG LLC, Fortress Operating Entity I LP, FIG Corp. and Fortress Investment Group LLC. Each of the above are collectively referred to herein as the "Parties" and each individually as a "Party." Pursuant to Rule 13d-1(k)(1)(iii) promulgated under the Securities Exchange Act of 1934, as amended, the Parties hereby acknowledge and agree that Schedule 13G is filed on behalf of each such Party and that all subsequent amendments to the Statement on Schedule 13G shall be filed on behalf of each of the Parties without the necessity of filing additional joint acquisition statements. The Parties hereby acknowledge that each Party shall be responsible for timely filing of such amendments, and for the completeness and accuracy of the information concerning such Party contained therein, but shall not be responsible for the completeness and accuracy of the information concerning any other Party, except to the extent that such Party knows or has reason to believe that such information is inaccurate.

                            [signature pages follow]

                                       DRAWBRIDGE SPECIAL OPPORTUNITIES FUND LP

                                       By:  DRAWBRIDGE SPECIAL OPPORTUNITIES
                                               GP LLC
                                                its general partner



                                       By: /s/ Glenn Cummins
                                           -------------------------------------
                                           Name:  Glenn Cummins
                                           Title: Chief Financial Officer


                                       DRAWBRIDGE SPECIAL OPPORTUNITIES GP LLC


                                       By: /s/ Glenn Cummins
                                           -------------------------------------
                                           Name:  Glenn Cummins
                                           Title: Chief Financial Officer


                                       FORTRESS PRINCIPAL INVESTMENT HOLDINGS IV
                                       LLC



                                       By: /s/ Randal A. Nardone
                                           -------------------------------------
                                           Name:  Randal A. Nardone
                                           Title: Member of the Management
                                                  Committee

                                       DRAWBRIDGE SPECIAL OPPORTUNITIES ADVISORS
                                       LLC



                                       By: /s/ Glenn Cummins
                                           -------------------------------------
                                           Name:  Glenn Cummins
                                           Title: Chief Financial Officer


                                       FIG LLC



                                       By: /s/ Randal A. Nardone
                                           -------------------------------------
                                           Name:  Randal A. Nardone
                                           Title: Chief Operating Officer


                                       FORTRESS INVESTMENT GROUP LLC



                                       By: /s/ Randal A. Nardone
                                           -------------------------------------
                                           Name:  Randal A. Nardone
                                           Title: Chief Operating Officer

                                       FORTRESS OPERATING ENTITY I LP

                                       By:  FIG CORP.
                                                its general partner

                                       By: /s/ Randal A. Nardone
                                           -------------------------------------
                                           Name:  Randal A. Nardone
                                           Title: Chief Operating Officer


                                       FIG CORP.



                                       By: /s/ Randal A. Nardone
                                           -------------------------------------
                                           Name:  Randal A. Nardone
                                           Title: Chief Operating Officer